[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.81

AMENDMENT NO. 1 TO

AMENDED AND RESTATED PURCHASE, USE AND MAINTENANCE AGREEMENT

This AMENDMENT NO. 1 TO PURCHASE, USE AND MAINTENANCE AGREEMENT (this “Amendment”), is entered into effective as of August 10, 2016 (“Effective Date”) by and between BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”) and 2015 ESA PROJECT COMPANY, LLC (“Buyer”, and together with Seller, the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the PUMA (as defined below). All Section, annex and exhibit references, unless otherwise indicated, shall be references to Sections of the PUMA and the rules of interpretation set forth in the PUMA apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Amended and Restated Purchase, Use and Maintenance Agreement, dated as of June 25, 2015, by and between Buyer and Seller (the “PUMA”); and

WHEREAS, Buyer has entered into new PPAs with certain new PPA Customers, and Buyer and Seller wish to amend the PUMA to provide for the purchase, sale, operation, maintenance and use of Facilities in connection with such new PPA, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendments to the PUMA.

(a) The list of Annexes in the Table of Contents is hereby amended to add the following, in alphabetical order:

Annex E Additional Rules and Regulations

(b) Section 3.9 of the PUMA is hereby amended and restated in its entirety to read as follows (with deletions shown in strike-through text and additions shown in bold/underlined text):

3.9 Performance Standards. For the purpose of this Agreement, Seller shall perform under this Agreement in accordance and consistent with each of the following (unless the context requires otherwise): (A) plans and specifications subject to Permits under applicable law and applicable to each Facility; (B) the manufacturer’s recommendations with respect to all equipment and all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the manufacturer, provided they are consistent with generally accepted practices in the fuel cell industry; (C) the requirements of all applicable insurance policies; (D) preserving all rights to any incentive payments, warranties, indemnities or other rights or remedies, and enforcing or assisting with the enforcement of the applicable warranties, making or assisting in making all claims with respect to all insurance policies; (E) all Legal Requirements and Permits/Governmental Approvals; (F) any applicable provisions of the Site Leases, including any landlord rules and regulations; (G) Prudent Electrical Practices; ~~and~~ (H) the relevant provisions of each Interconnection Agreement, and each PPA, and (I) the Additional Rules and Regulations set forth on Annex E hereof (collectively, the “Performance Standards”); provided, however, that meeting the Performance Standards shall not relieve Seller of its other obligations under this Agreement.

(c) Annex D to the PUMA is hereby amended and restated in its entirety to read as set forth on Attachment 1 attached hereto.

(d) A new Annex E to the PUMA is hereby added to follow immediately after Annex D, to read in its entirety as set forth on Attachment 2 attached hereto.

Section 2. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the PUMA remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The PUMA and this Amendment shall be read and construed as one instrument.

Section 3. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning and interpretation of this Amendment.

Section 4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

[The remainder of this page intentionally left blank]

IN WITNESS WHEROF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

BLOOM ENERGY CORPORATION

By:	/s/ Randy Furr
Name:	Randy Furr
Title:	Chief Executive Officer

2015 ESA PROJECT COMPANY, LLC

By:	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO PUMA

ATTACHMENT 1

ANNEX D

List of PPAs

1.	That certain Energy System Use Agreement, dated as of December 31, 2013, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

2.	That certain Energy System Use Agreement No. 20131206.035.C, dated as of March 31, 2014, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

3.	That certain Energy System Use Agreement No. 20131206.036.C, dated as of March 31, 2014, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

4.	That certain Energy System Use Agreement No. 20131206.037.C, dated as of March 31, 2014, by and between [***] and the Buyer, as amended by Amendment No. 1 to Energy System Use Agreement No. 20131206.037.C, effective as of May 15, 2014, by and between [***] and the Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time.

5.	That certain Energy System Use Agreement No. 20131206.039.C, dated as of February 21, 2014, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

6.	That certain Energy System Use Agreement No. 20140225.013.C, dated as of March 21, 2014, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

7.	That certain Energy Services and License Agreement, dated as of March 14, 2016, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

8.	That certain Energy Services Agreement, dated as of December 31, 2015, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

9.	That certain Energy Services Agreement, dated as of December 31, 2015, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

[***] Confidential Treatment Requested

10.	That certain Energy Services Agreement, dated as of December 31, 2015, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

11.	That certain Energy Services Agreement, dated as of February 12, 2016, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

12.	That certain Master Fuel Cell Energy Services Agreement, dated as of June [ ], 2016, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

[***] Confidential Treatment Requested

ATTACHMENT 2

ANNEX E

Additional Rules and Regulations

Seller shall comply with the following clauses from the Federal Acquisition Regulation (FAR) at 48 CFR Part 52 and the Office of Federal Contract Compliance Regulations (OFCCP) at 41 CFR Part 60: (a) Equal Opportunity (March 2007) at FAR 52.222-26; (b) Utilization of Small Business Concerns (July 2013) at FAR 52.219-8; (c) Affirmative Action for Workers with Disabilities (Oct. 2010) at FAR 52.222-36 and 41 CFR 60-741.5(a), which provides in part: “This contractor and subcontractor shall abide by the requirements of 41 CFR 60-741.5(a). This regulation prohibits discrimination against qualified individuals on the basis of disability and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified individuals with disabilities.”, and (d) Equal Opportunity for Veterans (Sept. 2010) at FAR 52.222-35 and 41 CFR 60-300.5(a), which provides in part: “This contractor and subcontractor shall abide by the requirements of 41 CFR 60-300.5(a). This regulation prohibits discrimination against qualified protected veterans, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified protected veterans.”